UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-02201

Rivus Bond Fund

(Exact name of registrant as specified in charter)

113 King Street

Armonk, NY 10504

(Address of principal executive offices) (Zip code)

Clifford D. Corso

113 King Street

Armonk, NY 10504

(Name and address of agent for service)

Registrant’s telephone number, including area code: 914-273-4545

Date of fiscal year end: March 31

Date of reporting period: September 30, 2006

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

RIVUS BOND FUND SHAREHOLDER LETTER – 09/30/06

October 13, 2006

TO THE SHAREHOLDER:

The third quarter saw the end of the Federal Reserve’s consecutive series of interest rate increases. At its August 8th meeting, the Federal Reserve decided to pause, leaving the Fed Funds rate at 5.25%. According to the Fed statement, “Economic growth has moderated from its quite strong pace earlier this year, partly reflecting a gradual cooling of the housing market and the lagged effects of increases in interest rates and energy prices.” Citing these same reasons, the Fed again left rates unchanged at the September 20th meeting.

U.S. bond and equity prices reacted positively as market participants seemed to embrace a “Goldilocks-like” economic outlook with growth moderating (not too cold) and inflation tempering (not too hot). Ten-year Treasury yields rallied over 50 basis points to 4.63% for the quarter, a mere 0.07% higher than rates prior to the start of the tightening cycle. This 7-basis point change in longer-term rates seems curious when compared to seventeen consecutive Fed Funds rate increases, totaling 425 basis points. Similarly, the Dow Jones Industrial Average rallied to within 100 points of the historical high closing price achieved on February 14, 2000. Equity prognosticators cited the end of the Fed tightening cycle and increased confidence that the Fed has engineered a soft landing as the leading causes for this rally. Risky spread sectors also rallied under this “Goldilocks” scenario. Investment grade and high yield credit returned 41 and 70 basis points more than Treasuries for the quarter and 56 and 472 basis points for the year. Structured asset backed, mortgage backed and commercial mortgage backed securities also outpaced Treasuries by between 30 and 50 basis points for the quarter.

For the quarter ended September 30, 2006, the Fund had a Net Asset Value of $19.90 per share. This represents a 2.9% increase from $19.34 per share at June 30, 2006. On September 29, 2006, the Fund’s closing price on the New York Stock Exchange was $18.25 per share, representing a 8.29% discount to Net Asset Value per share, compared with 12.15% discount as of June 30, 2006.

One of the primary objectives of the Fund is to maintain its high level of income. On September 14, 2006 the Board of Directors declared a dividend payment of $0.2875 per share payable November 1, 2006 to shareholders of record on October 6, 2006. The dividend was unchanged from the prior quarter and has been for the last 7 quarters. On an annualized basis, including the pending dividend, the Fund has paid a total of $1.15 per share in dividends, representing a 6.43% Dividend Yield based on the market price on October 13, 2006 of $17.88 per share.

Another primary objective of the Fund is to deliver a competitive total return. The table below compares the performance of the Fund to the Lehman Investment Grade Credit Index benchmark:

Total Return-Percentage Change (Annualized for periods longer than 1 year)
In Net Asset Value Per Share with All Distributions Reinvested1

	Quarter		2 Years	5 Years	10 Years
	to	1 Year to	to	to	to
	09/30/06	09/30/06	09/30/06	09/30/06	09/30/06

Rivus Bond Fund[2]	4.45%	3.10%	3.28%	5.48%	6.41%
Lehman Investment Grade Credit Index[3]	4.51%	3.39%	3.06%	5.80%	6.78%
Salomon Bros. Bond Index[4]	7.93%	2.87%	4.99%	7.71%	8.03%

[1]	This is historical information and should not be construed as indicative of any likely future performance

[2]	Source: Upper Inc.

[3]	Comprised of U.S., investment grade corporate bonds (Funds Benchmark)

[4]	Comprised of long-term AAA and AA corporate bonds

The Fund’s performance for the historical periods was negatively impacted by the 4.5% dilution of net asset value resulting from the rights offering during the December 2003 quarter. The returns for the quarter ended September 30, 2006 were strong, driven almost entirely by lower interest rates, modestly tighter spreads during the quarter and substantial price increases in the Ford and GMAC bond holdings. The Fund’s duration is 5.87 years as of September 30, 2006, down from 5.93 years as of June 30, 2006 and modestly below the duration of the benchmark.

Oil prices remained high relative to historical levels, ending the quarter at $62.91 per barrel, but down meaningfully from the record high of $77.03 reached on July 14, 2006. The lower price is attributed to an expected slowdown in the economy in the second half of 2006 and into 2007 which should dampen demand for oil at the recent high prices. The long term trend, however, is still upward considering oil prices remain significantly higher than the five year average price of $42.29 per barrel. Employment growth in the U.S. continued in the quarter, albeit at a slower pace, and for the last twelve months approximately 1.8 million new non-farm jobs were added. The unemployment rate at quarter end was 4.6%, flat relative to March 2006, and down from the current cyclical high of 6.3% as of June 2003.

We are forecasting a modest decline in U.S. GDP growth going forward. We believe that this slowdown will be led by slower consumer spending. Consumer spending, which represents about 70 percent of the U.S. economy, has been buoyed by significant gains in housing values. With the housing market coming under pressure recently, consumer sentiment and spending have been moderating. Although business spending has been strong, supported by high recent corporate profits, that spending is a much smaller segment of the economy (only 1/7th the size of consumer spending). Since corporate profits and spending have been at historically high levels, it seems unlikely that further gains, amid weaker consumer spending, will materialize. With the 10-year Treasury yield falling from its peak of 5.25% as of June 28, 2006 to just above 4.5% at quarter end, this slowdown seems to have been fully priced, if not over-priced, by the market. The market reaction has been particularly interesting given that inflation has remained well above the Fed’s comfort level.

The Fund had an annualized expense ratio of 0.97% of net assets for the six months ended September 30, 2006, compared with 0.90% for the twelve months ended March 31, 2006. The increase reflects additional expenses incurred during the period associated with the reorganization of the Fund to a Delaware statutory trust.

The Fund’s performance will continue to be subject to the impact of trends in longer term interest rates as was the case in the last few quarters. The Fund’s performance also remains sensitive to trends in relative yield spreads on corporate bonds due to the concentration in corporate bonds. Event risk was a growing concern in the market throughout 2005 and remains a concern in 2006. We continue to add diversity to the portfolio to reduce the impact from name specific event risk without jeopardizing the income in the portfolio. The pie chart below summarizes the portfolio quality of the Fund’s long-term invested assets as of September 30, 2006:

Percent of Total Investment (Standard & Poor’s Ratings)

Please refer to the Schedule of Investments in the financial statements for details concerning portfolio holdings.

We would like to remind shareholders of the opportunities presented by the Fund’s dividend reinvestment plan as detailed in the Fund’s prospectus and referred to in the Shareholder Information section of this report. The dividend reinvestment plan affords shareholders a price advantage by allowing the purchase of shares at the lower of NAV or market price. This means that the reinvestment is at market price when the Fund is trading at a discount to Net Asset Value or at Net Asset Value per share when market trading is at a premium to that value. To participate in the plan, please contact PFPC Inc., the Fund’s Transfer Agent and Dividend Paying Agent, at 1-800-331-1710. The Fund’s investment adviser, MBIA Capital Management Corp., may be reached at 914-765-3272.

Sincerely,

Clifford D. Corso
President

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2006

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Amortized Cost (Note 1)	Value (Note 1)

LONG TERM DEBT SECURITIES (96.71%)
AUTOMOTIVE (6.42%)
Auburn Hills Trust, Gtd. Ctfs., 12.375%, 05/01/20	Baa1/BBB	1,000	$1,000,000	$1,482,015
Ford Holdings, LLC, Gtd., 9.30%, 03/01/30	B3/B	1,000	1,106,783	893,750
Ford Motor Co., Debs., 8.90%, 01/15/32	B3/B	1,060	1,050,629	951,350
Ford Motor Credit Co., Debs., 7.00%, 10/01/13	B1/B	2,000	2,048,621	1,855,676
General Motors Acceptance Corp., Notes, 7.25%, 03/02/11	Ba1/BB	1,000	1,005,746	1,005,717
Meritor Automotive, Notes, 6.80%, 02/15/09	Ba3/BB-	87	88,383	83,737

			6,300,162	6,272,245

CHEMICALS (0.77%)
IMC Global, Inc., Debs., 6.875%, 07/15/07	B2/B+	500	507,865	501,250
Lyondell Chemical Co., Sr. Unsec. Notes, 8.25%, 09/15/16	B1/B+	250	250,000	253,750

			757,865	755,000

COMMERCIAL SERVICES (0.25%)
Avis Budget Car Rental LLC, Sr. Notes, 7.905%, 05/15/14, 144A(b)	Ba3/BB-	250	250,000	245,000

CONSUMER PRODUCTS (0.77%)
Newell Rubbermaid, Inc., Notes, 6.00%, 03/15/07	Baa2/BBB+	750	753,060	750,957

DIVERSIFIED FINANCIAL SERVICES (17.13%)
Bank of America Corp., Sub. Notes, 7.40%, 01/15/11	Aa3/A+	1,000	1,037,620	1,082,276
CIT Group, Inc., Sr. Notes, 7.375%, 04/02/07	A2/A	1,800	1,822,262	1,817,977
Citicorp Capital II, Gtd., 8.015%, 02/15/27	Aa2/A	2,000	2,010,921	2,091,290
Credit Suisse FB USA, Inc., Notes, 4.875%, 08/15/10	Aa3/AA-	500	499,969	494,090
General Electric Capital Corp., Notes, 6.125%, 02/22/11	Aaa/AAA	1,000	1,056,053	1,037,520
General Electric Capital Corp., Unsec. Notes, 6.00%, 06/15/12	Aaa/AAA	1,725	1,765,317	1,792,272
Household Finance Corp., Notes, 6.75%, 05/15/11	Aa3/AA-	1,500	1,500,062	1,589,700
HSBC America Capital Trust II, Gtd., 8.38%, 05/15/27, 144A	NR/A	2,500	2,564,458	2,640,330
Landesbank Baden-Wurtt NY, Sub. Notes, 6.35%, 04/01/12	Aaa/AA+	500	499,198	525,426
Residential Capital Corp., Sr. Unsec. Notes, 6.375%, 06/30/10	Baa3/BBB-	1,000	997,732	1,011,778
Sanwa Bank Ltd., Sub. Notes, 7.40%, 06/15/11	A2/A-	500	490,645	540,148
UBS PFD Funding Trust I, Gtd., 8.622%, 10/10/49(b)	A1/AA-	1,000	1,007,638	1,112,832
Wachovia Capital Trust III, Gtd., 5.80%, 08/29/49(b)	A2/A-	1,000	1,000,000	1,002,714

			16,251,875	16,738,353

ENERGY (8.66%)
Anadarko Petroleum Corp., Sr. Notes, 5.95%, 09/15/16	Baa2/BBB-	700	697,046	708,364
Apache Corp., Notes, 7.70%, 03/15/26	A3/A-	500	522,184	603,935
Chesapeake Energy Corp., Sr. Notes, 7.50%, 09/15/13	Ba2/BB	500	506,250	507,500
ChevronTexaco, Debs., 7.50%, 03/01/43	Aa2/AA	2,000	1,979,105	2,238,708
Stena AB, Sr. Notes, 9.625%, 12/01/12	Ba3/BB-	500	490,198	537,500
Transocean, Inc., Notes, 7.50%, 04/15/31	Baa1/A-	500	497,930	588,459
Western Atlas, Inc., Debs., 8.55%, 06/15/24	A2/A	2,539	2,634,556	3,278,118

			7,327,269	8,462,584

GAMING, LODGING & LEISURE (4.70%)
Caesars Entertainment, Sr. Notes, 7.50%, 09/01/09	Baa3/BBB-	1,000	1,051,421	1,045,265
MGM Mirage, Inc., Co. Gty, 6.00%, 10/01/09	Ba2/BB	1,000	994,758	987,500
Mohegan Tribal Gaming Authority, Sr. Notes, 6.375%, 07/15/09	Ba2/B+	500	510,905	496,250
Royal Caribbean Cruises Ltd., Sr. Notes, 6.75%, 03/15/08	Ba1/BBB-	1,000	964,050	1,010,630
Starwood Hotels & Resorts Worldwide, Inc., Gtd., 7.875%, 05/01/12	Baa3/BBB-	1,000	997,009	1,050,000

			4,518,143	4,589,645

HOME BUILDERS (1.00%)
Centex Corp., Notes, 5.45%, 08/15/12	Baa2/BBB	1,000	995,556	976,319

INDUSTRIAL (1.84%)
Avnet, Inc., Sr. Notes, 6.625%, 09/15/16	Ba1/BBB-	500	497,738	508,888
Case New Holland, Inc., Sr. Notes, 6.00%, 06/01/09	Ba3/BB	500	498,424	493,125
Tyco International Group SA, Co. Gty, 6.75%, 02/15/11	Baa3/BBB+	750	780,402	792,111

			1,776,564	1,794,124

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Amortized Cost (Note 1)	Value (Note 1)

INSURANCE (4.44%)
AIG Sunamerica Global Finance VI, Sr. Notes, 6.30%, 05/10/11, 144A	Aa2/AA+	1,000	$1,075,106	$1,043,489
Berkshire Hathaway Finance Corp., Notes, 5.10%, 07/15/14	Aaa/AAA	1,000	1,001,660	988,710
Penn Central Corp., Sub. Notes, 10.875%, 05/01/11(c)	WR/NR	1,500	1,555,077	1,783,365
XL Capital Europe PLC, Gtd., 6.50%, 01/15/12	A3/A-	500	498,400	521,542

			4,130,243	4,337,106

MEDIA (13.98%)
Clear Channel Communication, Co. Gty, 8.00%, 11/01/08	Baa3/BBB-	1,000	1,045,995	1,045,598
Comcast Corp., Gtd., 7.05%, 03/15/33	Baa2/BBB+	2,000	2,188,676	2,141,658
CSC Holdings, Inc., Sr. Notes, 7.25%, 07/15/08	B2/B+	500	518,099	505,000
Dex Media West LLC, Sr. Notes, 8.50%, 08/15/10	B1/B	500	529,069	516,250
Echostar DBS Corp., Sr. Notes, 5.75%, 10/01/08	Ba3/BB-	500	498,174	495,625
Harcourt General, Inc., Sr. Debs., 8.875%, 06/01/22	WR/A-	2,000	2,128,757	2,559,808
News America Holdings, Inc., Gtd., 7.90%, 12/31/49	Baa2/BBB	1,400	1,298,995	1,542,061
Quebecor World Capital Corp., Gtd., 6.125%, 11/15/13	Ba3/B+	1,000	1,006,046	850,000
Time Warner, Inc., Debs., 9.15%, 02/01/23	Baa2/BBB+	3,000	3,134,015	3,727,233
Viacom, Inc., Sr. Debs., 7.875%, 07/30/30	Baa3/BBB	250	246,457	272,987

			12,594,283	13,656,220

PAPER (3.93%)
Abitibi-Consolidated, Inc., Debs., 8.85%, 08/01/30	B2/B+	1,000	1,000,011	840,000
Smurfit Capital Funding PLC, Debs., 7.50%, 11/20/25	B1/B+	2,000	1,992,433	1,870,000
Union Camp Corp., Debs., 9.25%, 02/01/11	Baa3/BBB	1,000	996,620	1,131,795

			3,989,064	3,841,795

PHARMACEUTICALS (1.61%)
Bristol-Myer Squibb Co., Notes, 5.75%, 10/01/11	A2/A+	1,000	1,028,738	1,018,633
Monsanto Co. (Pharmacia Corp), Debs., 6.50%, 12/01/18 (b)	Aaa/AAA	500	574,939	551,338

			1,603,677	1,569,971

REAL ESTATE INVESTMENT TRUST (5.88%)
EOP Operating LP, Sr. Notes, 7.25%, 02/15/18	Baa2/BBB	1,000	994,241	1,116,190
Chelsea Property Group, Inc., Notes, 7.25%, 10/21/07	Baa1/A-	1,000	1,015,832	1,009,987
Host Marriott LP, Sr. Notes, 7.00%, 08/15/12	Ba2/BB	500	522,902	505,625
i Star Financial, Inc., Sr. Notes, 6.00%, 12/15/10	Baa2/BBB	1,000	1,015,928	1,016,684
Liberty Property LP, Sr. Notes, 7.50%, 01/15/18	Baa2/BBB	1,000	999,413	1,103,122
Nationwide Health Properties, Inc., Notes, 6.00%, 05/20/15	Baa3/BBB-	500	499,531	495,322
Prologis, Sr. Notes, 5.50%, 04/01/12	Baa1/BBB+	500	497,448	498,924

			5,545,295	5,745,854

RETAIL & RESTAURANT (0.55%)
Darden Restaurants, Inc., Debs., 7.125%, 02/01/16	Baa1/BBB+	500	446,340	534,880

TELECOMMUNICATIONS (9.78%)
Deutsche Telekom International Finance BV, Gtd., 8.25%, 06/15/30	A3/A-	2,000	2,481,321	2,443,380
France Telecom SA, Notes, 7.75%, 03/01/11(d)	A3/A-	750	814,138	821,682
GTE Corp., Debs., 6.94%, 04/15/28	Baa1/A	2,000	2,105,810	2,071,422
SBC Communications, Inc., Notes, 5.875%, 08/15/12	A2/A	500	495,017	507,525
Sprint Capital Corp., Co. Gty, 6.90%, 05/01/19	Baa3/BBB+	1,750	1,760,206	1,821,151
Verizon Global Funding Corp., Notes, 7.75%, 12/01/30	A3/A	1,646	1,674,626	1,886,858

			9,331,118	9,552,018

UTILITIES (5.40%)
Dominion Resources, Inc., Sr. Notes, 6.75%, 12/15/32	Baa2/BBB	1,000	997,757	1,069,855
Hydro-Quebec, Gtd. Debs., 8.25%, 04/15/26	Aa3/A+	1,550	1,487,056	2,070,843
Midamerican Funding LLC, Sec. Sr. Bonds, 6.927%, 03/01/29	A3/BBB+	500	500,000	558,662
NSTAR, Notes, 8.00%, 02/15/10	A2/A	500	499,198	540,265
Ohio Power Co., Sr. Notes, 6.00%, 06/01/16	A3/BBB	500	499,765	513,482
Old Dominion Electric Coop., Sec. Bonds, 6.25%, 06/01/11	Aaa/AAA	500	500,364	521,431

			4,484,140	5,274,538

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Amortized Cost (Note 1)		Value (Note 1)

MORTGAGE BACKED SECURITIES (7.43%)
FHLMC Pool # B11892, 4.50%, 01/01/19	Aaa/AAA	1,718	$1,730,112		$1,659,620
FHLMC Pool # A15675, 6.00%, 11/01/33	Aaa/AAA	1,202	1,231,476		1,211,265
FNMA Pool # 763852, 5.50%, 02/01/34	Aaa/AAA	2,605	2,651,644		2,571,136
FNMA Pool # 754791, 6.50%, 12/01/33	Aaa/AAA	1,670	1,711,381		1,704,422
GNSF Pool # 417239, 7.00%, 02/15/26	Aaa/AAA	70	71,052		72,671
GNSF Pool # 780374, 7.50%, 12/15/23	Aaa/AAA	32	32,323		33,836

			7,427,988		7,252,950

U.S. GOVERNMENT AGENCY (2.17%)
FNMA, Notes, 7.125%, 03/15/07	Aaa/AAA	2,100	2,123,418		2,116,735

TOTAL LONG TERM DEBT SECURITIES			90,606,060		94,466,294

INVESTMENT COMPANIES (1.63%)		Shares

PNC Bank Money Market Account		1,597	1,597,087		1,597,087

			1,597,087		1,597,087

TOTAL INVESTMENTS (98.34%)			$92,203,147	*	96,063,381

OTHER ASSETS AND LIABILITIES (1.66%)					1,618,370

NET ASSETS (100.00%)					$97,681,751

(a)       All ratings are as of September 30, 2006 and may have changed subsequently.

(b)       Variable rate security. Rate disclosed is as of September 30, 2006.

(c)       Security was valued using fair value procedures as of September 30, 2006.

(d)       Multi-Step Coupon. Rate disclosed is as of September 30, 2006.

144A - Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 4.02% of net assets.

*        Aggregate cost for Federal income tax purposes is $92,203,147.

Gross unrealized appreciation	$5,342,343
Gross unrealized depreciation	(1,482,109)

Net unrealized appreciation	$3,860,234

Legend
Co. Gty – Company Guaranty
Ctfs. – Certificates
Debs. – Debentures
GNSF – Government National Mortgage Association
Gtd. – Guaranteed
FHLMC – Federal Home Loan Mortgage Corp.
FNMA – Federal National Mortgage Association (Single Family)
NR – Not Rated
Sec. – Secured
Sr. – Senior
Sub. – Subordinated
Unsec. – Unsecured
WR – Withdrawn Rating

Security Valuation – In valuing the Fund’s net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security’s principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. Prices for securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, normally are supplied by independent pricing services. Securities for which market quotations are not readily available will be valued at their respective fair values as determined in good faith by, or under procedures established by the Board of Trustees. At September 30, 2006, Penn Central Corp. was valued using fair value procedures and represented 1.83% of net assets.

For more information with regards to significant accounting policies, see the most recent annual report filed with the Securities and Exchange Commission.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES (Unaudited) September 30, 2006

Assets:
Investment in securities, at value (amortized cost $92,203,147) (Note 1)	$96,063,381
Interest receivable	1,662,795
Dividends receivable	4,600

TOTAL ASSETS	97,730,776

Liabilities:
Payable to investment advisor	39,661
Accrued expenses payable	9,364

TOTAL LIABILITIES	49,025

Net assets: (equivalent to $19.90 per share based on 4,907,678 shares of capital stock outstanding)	$97,681,751

NET ASSETS consisted of:
Par value	$4,907,678
Capital paid-in	91,975,447
Accumulated net investment loss	(446,916)
Accumulated net realized loss on investments	(2,614,692)
Net unrealized appreciation on investments	3,860,234

$97,681,751

STATEMENT OF OPERATIONS (Unaudited)
For the six months ended September 30, 2006

Investment income:
Interest		$3,063,747
Dividends		25,922

Total investment income		3,089,669

Expenses:
Investment advisory fees (Note 4)	$239,088
Transfer agent fees	21,058
Directors’ fees	32,087
NYSE fees	25,000
Audit fees	8,949
Legal fees and expenses	93,189
Reports to shareholders	14,147
Custodian fees	5,724
Insurance	16,236
Miscellaneous	9,743

Total expenses		465,221

Net investment income		2,624,448

Realized and unrealized gain (loss) on investments (Note 1):
Net realized loss from security transactions		(218,156)

Unrealized appreciation of investments:
Beginning of the period	2,522,295
End of the period	3,860,234

Change in unrealized appreciation of investments		1,337,939

Net realized and unrealized gain on investments		1,119,783

Net increase in net assets resulting from operations		$3,744,231

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended September 30, 2006 (Unaudited)	Year ended March 31, 2006

Increase (decrease) in net assets:
Operations:
Net investment income	$2,624,448	$5,397,123
Net realized gain (loss) from security transactions (Note 2)	(218,156)	1,885,004
Change in unrealized appreciation (depreciation) of investments	1,337,939	(6,059,956)

Net increase in net assets resulting from operations	3,744,231	1,222,171

Distributions:
Dividends to shareholders from net investment income	(2,821,921)	(5,643,830)

Total distributions to shareholders	(2,821,921)	(5,643,830)

Increase (decrease) in net assets	922,310	(4,421,659)
Net Assets:
Beginning of period	96,759,441	101,181,100

End of period	$97,681,751	$96,759,441

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	Six months ended September 30, 2006 (Unaudited)	Year Ended March 31,

		2006	2005	2004	2003	2002

Per Share Operating Performance
Net asset value, beginning of period	$19.72	$20.62	$21.32	$21.50	$20.13	$20.95

Net investment income	0.53	1.10	1.14	1.29	1.31	1.24	(1)
Net realized and unrealized gain (loss) on investments	0.23	(0.85)	(0.59)	0.83	1.45	(0.62	)(1)

Total from investment operations	0.76	0.25	0.55	2.12	2.76	0.62

Capital share transaction:
Dilution of the net asset value from rights offering (Note 6)	—	—	—	(0.97)	—	—

Less distributions:
Dividends from net investment income	(0.58)	(1.15)	(1.14)	(1.27)	(1.34)	(1.43)
Distributions from tax return of capital	—	—	(0.11)	(0.06)	(0.05)	(0.01)

Total distributions	(0.58)	(1.15)	(1.25)	(1.33)	(1.39)	(1.44)

Net asset value, end of period	$19.90	$19.72	$20.62	$21.32	$21.50	$20.13

Per share market price, end of period	$18.25	$17.75	$18.26	$19.51	$20.65	$19.34

Total Investment Return (2)
Based on market value	4.28%	3.52%	0.22%	1.13%	14.55%	7.96%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$97,682	$96,759	$101,181	$104,628	$78,973	$73,955
Ratio of expenses to average net assets	0.97%*	0.90%	0.89%	0.86%	0.91%	0.86%
Ratio of net investment income to average net assets	5.49%*	5.42%	5.43%	5.57%	6.39%	6.73	%(1)
Portfolio turnover rate	7.44%	24.33%	6.78%	11.99%	12.27%	10.87%
Number of shares outstanding at the end of the period (in 000’s)	4,908	4,908	4,908	4,908	3,673	3,673

*      Annualized

(1)  As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended March 31, 2002 for all securities was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02 and decrease the ratio of net investment income to average net assets by 0.11%.

(2)  Total investment return is calculated assuming a purchase of common shares at the market price on the first day and a sale at the market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. The total investment return, if for less than a full year, is not annualized. Past performance is not a guarantee of future results.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

Note 1 — Significant Accounting Policies — The Rivus Bond Fund (the “Fund”), (formerly the 1838 Bond-Debenture Trading Fund), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end, management investment company. Effective July 7, 2006, the 1838 Bond-Debenture Trading Fund, a Delaware corporation, merged with and into Rivus Bond Fund, a Delaware statutory trust. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles within the United States of America (“GAAP”).

A.
Security Valuation — In valuing the Fund’s net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security’s principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. Prices for securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, normally are supplied by independent pricing services. Securities for which market quotations are not readily available will be valued at their respective fair values as determined in good faith by, or under procedures established by the Board of Trustees. At September 30, 2006, Penn Central Corp. was valued using fair value procedures and represented 1.83% of net assets.

B.
Determination of Gains or Losses on Sale of Securities — Gains or losses on the sale of securities are calculated for financial reporting purposes and for federal tax purposes using the identified cost basis. The identified cost basis for financial reporting purposes differs from that used for federal tax purposes in that the amortized cost of the securities sold is used for financial reporting purposes and the original cost of the securities sold is used for federal tax purposes, except for those instances where tax regulations require the use of amortized cost.

C.
Federal Income Taxes — It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D.
Other — Security transactions are accounted for on the date the securities are purchased or sold. The Fund records interest income on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E.
Distributions to Shareholders and Book/Tax Differences — Distributions of net investment income will be made quarterly. Distributions of net realized capital gains will be made annually. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for amortization of market premium and accretion of market discount. Distribution during the fiscal years ended March 31, 2006 and 2005 were characterized as follows for tax purposes:

	Ordinary Income	Return of Capital	Capital Gain	Total Distribution

FY 2006	$5,643,830	$—	$—	$5,643,830
FY 2005	$5,588,396	$546,202	$—	$6,134,598

At March 31, 2006, the components of distributable earnings on a tax basis were as follows:

	Accumulated	Capital Loss	Post-October	Net Unrealized
Total*	Ordinary Income	Carryforward	Loss	Appreciation

$ (123,684)	$—	$(2,396,536)	$—	$2,272,852

*	Temporary differences include book amortization and deferral of post-October losses, if any, which will be recognized for the tax year ending March 31, 2007.

As of March 31, 2006, the capital loss carryovers available to offset possible future capital gains were as follows:
Amount	Expiration Date

$956,105	2010
1,393,195	2011
47,236	2013

At March 31, 2006, the following table shows for federal tax purposes the aggregate cost of investments, the net unrealized appreciation of those investments, the aggregate gross unrealized appreciation of all securities with an excess of market value over tax cost and the aggregate gross unrealized depreciation of all securities with an excess of tax cost over market value:

Aggregate Tax Cost	Net Unrealized Appreciation	Gross Unrealized Appreciation	Gross Unrealized Depreciation

$92,935,419	$2,272,852	$4,815,901	($2,543,049)

The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the differing treatments for amortization of market premium and accretion of market discount.

F.
Use of Estimates in the Preparation of Financial Statements — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 — Portfolio Transactions — The following is a summary of the security transactions, other than short-term investments, for the six-month period ended September 30, 2006:

	Cost of Purchases	Proceeds from Sales or Maturities

U.S. Government Securities	$—	$—
Other Investment Securities	$8,092,870	$6,950,363

Note 3 — Capital Stock — At September 30, 2006, there were 10,000,000 shares of capital stock ($1.00 par value) authorized, with 4,907,678 shares issued and outstanding.

Note 4 — Investment Advisory Contract and Payments to Affiliated Persons — MBIA Capital Management Corp. (“MBIA-CMC”) serves as investment adviser to the Fund. MBIA-CMC is entitled to a fee at the annual rate of 0.50% on the first $100 million of the Fund’s month-end net assets and 0.40% on the Fund’s month-end net assets in excess of $100 million.

PFPC Inc., a member of PNC Financial Services Group, provides accounting and administrative services to the Fund and is compensated for these services by MBIA-CMC.

Certain officers of the Fund are also directors, officers and/or employees of MBIA-CMC. None of the Fund’s officers receive compensation from the Fund.

Note 5 — Dividend and Distribution Reinvestment — In accordance with the terms of the Automatic Dividend Investment Plan (the “Plan”), for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the “Valuation Date”) the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the six-month period ended September 30, 2006, the Fund issued no shares under this Plan.

Note 6 — Rights Offering — On December 3, 2003, the Fund completed its transferable rights offering. In accordance with the terms of the rights offering described in the Fund’s prospectus an additional 1,234,420 shares were issued at a subscription price of $18.77 per share, making the gross proceeds raised by the offering $23,170,063, before offering-related expenses. Dealer/managers fees of $868,877 and offering costs of approximately $417,993 were deducted from the gross proceeds making the net proceeds available for investment by the Fund $21,883,193. The dilution impact of the offering was $0.97 per share or 4.49% of the $21.58 net asset value per share on December 3, 2003, the expiration and pricing date of the offering.

Note 7 — New Accounting Pronouncements — In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109 (“FIN 48”) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund’s net assets and results of operations.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

SHAREHOLDER INFORMATION (Unaudited)

RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Fund was held on June 13, 2006. At the meeting, shareholders voted on the election of directors, the approval of the removal of a fundamental investment policy with respect to investment in the electrical utility industry, to approve an Agreement and Plan of Reorganization and to ratify the appointment of Tait, Weller & Baker LLP, the existing independent registered public accounting firm.

With regard to the election of the following directors of the Fund:

	# of Shares in Favor	# of Shares Withheld

W. Thacher Brown	3,458,799	85,661
John Gilray Christy	3,454,745	89,715
Morris Lloyd, Jr.	3,453,741	90,719
J. Lawrence Shane	3,452,916	91,544

With regard to the plan of reorganization:

	# of Shares in Favor	# of Shares Abstained	# of Shares Against	# of Broker Non-Votes

Plan of reorganization	2,340,711	102,340	127,935	973,474

With regard to the investment policy change:

	# of Shares in Favor	# of Shares Abstained	# of Shares Against	# of Broker Non-Votes

New investment policy	2,392,438	102,744	75,804	973,474

With regard to ratify the appointment of the Fund’s independent registered public accounting firm:

	# of Shares in Favor	# of Shares Abstained	# of Shares Against	# of Broker Non-Votes

Appointment of the independent registered public accounting firm	3,467,621	28,047	48,792	—

HOW TO GET INFORMATION REGARDING PROXIES

The Fund has adopted the Adviser’s proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Fund. You may obtain a copy of these proxy voting procedures, without charge, by calling (800) 765-6242 or on the Securities and Exchange Commission website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling (800) 765-6242 or on the SEC’s website at www.sec.gov.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the SEC’s website at www.sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

DIVIDEND REINVESTMENT PLAN

Rivus Bond Fund (the “Fund”) has established a plan for the automatic investment of dividends and distributions (the “Plan”) pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. PFPC Inc., acts as the agent (the “Agent”) for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the “Valuation Date”), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants’ accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent’s fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent’s open market purchases in connection with the reinvestment of dividends or distributions.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027.

PRIVACY POLICY

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the minimum information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within MBIA-CMC and its affiliated entities, only a limited number of people who actually service accounts will ever have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, MBIA-CMC and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site at www.MBIA.com.

MBIA Capital Management Corp.

NOTICE

The Fund’s Audit Committee adopted an audit committee charter on September 10, 2003. A copy of the audit committee charter was included as Appendix A to the Fund’s proxy statement filed with the U.S. Securities and Exchange Commission in May, 2004, which is available on the SEC website: www.sec.gov. A copy of the Fund’s audit committee charter is also available to shareholders, free of charge, upon request by calling the Fund at 800-331-1710.

HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS

Contact Your Transfer Agent, PFPC Inc.,
P.O. Box 43027, Providence, RI 02940-3027, or call 1-800-331-1710

D I R E C T O R S

W. THACHER BROWN
JOHN GILRAY CHRISTY
MORRIS LLOYD, JR.
J. LAWRENCE SHANE

O F F I C E R S

CLIFFORD D. CORSO
President
MARC D. MORRIS
Treasurer
LEONARD CHUBINSKY
Secretary
RICHARD WALZ
Chief Compliance Officer

I N V E S T M E N T    A D V I S E R

MBIA CAPITAL MANAGEMENT CORP.
113 KING STREET
ARMONK, NY 10504

C U S T O D I A N

PFPC TRUST COMPANY
8800 TINICUM BOULEVARD
PHILADELPHIA, PA 19153

T R A N S F E R    A G E N T

PFPC INC.
P.O. BOX 43027
PROVIDENCE, RI 02940-3027
1-800-331-1710

C O U N S E L

PEPPER HAMILTON LLP
3000 TWO LOGAN SQUARE
EIGHTEENTH & ARCH STREETS
PHILADELPHIA, PA 19103

I N D E P E N D E N T    R E G I S T E R E D
P U B L I C    A C C O U N T I N G    F I R M

TAIT, WELLER & BAKER LLP
1818 MARKET STREET
SUITE 2400
PHILADELPHIA, PA 19103

RIVUS BOND FUND

113 KING STREET
ARMONK, NY 10504

Semi-Annual Report
September 30, 2006

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Rivus Bond Fund

By (Signature and Title)*	/s/ Clifford D. Corso

Clifford D. Corso, President
(principal executive officer)

Date	November 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)*	/s/ Clifford D. Corso

Clifford D. Corso President
(principal executive officer)

Date	November 30, 2006

By	(Signature and Title)*	/s/ Marc D. Morris

Marc D. Morris, Treasurer
(principal financial officer)

Date	November 30, 2006

*	Print the name and title of each signing officer under his or her signature.